CASE NAME:   Coho Energy, Inc., ET AL                               EXHIBIT 99.1

CASE NUMBER: 02-31189-HCA-11                            Monthly Operating Report

JUDGE:       Harold C. Abramson                                    ACCRUAL BASIS






                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2002

COHO ENERGY, INC.                                       MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
NOVEMBER 30, 2002


                                                SOFA        FEB 28,        MAR 31,        APR 30,        MAY 31,
                                              SCHEDULE       2002           2002           2002           2002
                                             ---------     ---------      ---------      ---------      ---------
                          ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      7,810     $   9,023      $  10,655      $  11,246      $  11,635
  Cash in escrow                                    25            25             25             26             26
  Accounts receivable                            7,495         7,231          8,135          8,801          9,738
  Other current assets                              32         1,001            930          1,025            986
  Accrued unrealized gains derivatives              --         2,225             37             37             37
                                             ---------     ---------      ---------      ---------      ---------
                                                15,362        19,505         19,782         21,135         22,422

PROPERTY AND EQUIPMENT                         335,561       331,674        330,808        330,378        329,845

INVESTMENT IN SUBSIDIARIES                          --           260            260             59             58

OTHER ASSETS                                        82        22,692            111            112            104
                                             ---------     ---------      ---------      ---------      ---------

                                             $ 351,005     $ 374,131      $ 350,961      $ 351,684      $ 352,429
                                             =========     =========      =========      =========      =========

                    LIABILITIES AND
                 SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
  CURRENT LIABILITIES
  Accounts payable, principally trade               --           485            712            874            744
  Accrued liabilities and other payables            --         2,559          4,426          4,402          4,697
  Accrued interest payable                          --           681          1,034          1,354          1,278
  Accrued unrealized losses derivatives             --           165            506            506            506
  Current portion of long term debt                 --            --             --             --             --
                                             ---------     ---------      ---------      ---------      ---------
                                                     0         3,890          6,678          7,136          7,225

LIABILITIES SUBJECT TO COMPROMISE
  Accounts payable, principally trade            5,644         4,928          5,771          5,821          5,800
  Accrued liabilities and other payables         1,032         1,588            944            949            687
  Current portion of long term debt            327,797       316,934        327,679        327,482        327,482
                                             ---------     ---------      ---------      ---------      ---------
                                               334,473       323,450        334,394        334,252        333,969

LONG TERM DEBT                                      --            --             --             --             --

DEFERRED INCOME TAXES                               --            --             --             --             --

                                             ---------     ---------      ---------      ---------      ---------
                                               334,473       327,340        341,072        341,388        341,194
                                             ---------     ---------      ---------      ---------      ---------

COMMITMENTS AND
  CONTINGENCIES                                  5,550           450            450            450            450

OTHER LONG TERM ACCRUED DERIVATIVES                 --           257            397            397            397

SHAREHOLDERS' EQUITY
  Prepetition owners' equity                     8,679        47,098         13,771         13,771         13,771
  Postpetition owners' equity(a)                    --        (1,014)        (4,729)        (4,322)        (3,383)

                                             ---------     ---------      ---------      ---------      ---------
  Total Shareholders' Equity                     8,679        46,084          9,042          9,449         10,388
                                             ---------     ---------      ---------      ---------      ---------

                                             $ 348,702     $ 374,131      $ 350,961      $ 351,684      $ 352,429
                                             =========     =========      =========      =========      =========



                                              JUNE 30,       JULY 31,      AUGUST 31,      SEPT 30,       OCT 31,        NOV 30,
                                                2002          2002           2002           2002           2002           2002
                                             ---------      ---------      ----------     ---------      ---------      ---------
                    ASSETS

CURRENT ASSETS
  Cash and cash equivalents                  $  12,917      $  14,001      $  13,679      $   7,592      $   7,061      $   6,813
  Cash in escrow                                    26             26         48,977         28,140         26,291         26,291
  Accounts receivable                           12,108         12,544          3,849          3,494          3,373          3,268
  Other current assets                             954          1,195            322            371            349            329
  Accrued unrealized gains derivatives               4              4             --             --             --             --
                                             ---------      ---------      ---------      ---------      ---------      ---------
                                                26,009         27,770         66,827         39,597         37,074         36,701

PROPERTY AND EQUIPMENT                         329,371        328,769            441            411            382              3

INVESTMENT IN SUBSIDIARIES                          54             54             56             54             57             57

OTHER ASSETS                                        89            103             --             --             --             --
                                             ---------      ---------      ---------      ---------      ---------      ---------

                                             $ 355,523      $ 356,696      $  67,324      $  40,062      $  37,513      $  36,761
                                             =========      =========      =========      =========      =========      =========

                      LIABILITIES AND
                    SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
  CURRENT LIABILITIES
  Accounts payable, principally trade            2,075          2,176            608            553            197            119
  Accrued liabilities and other payables         4,383          4,013          7,863          3,191          1,133            651
  Accrued interest payable                       1,596          3,035          3,240          2,203          2,203            597
  Accrued unrealized losses derivatives            834            834             --             --             --             --
  Current portion of long term debt                 --             --             --             --             --             --
                                             ---------      ---------      ---------      ---------      ---------      ---------
                                                 8,888         10,058         11,711          5,947          3,533          1,367

LIABILITIES SUBJECT TO COMPROMISE
  Accounts payable, principally trade            5,679          5,617          4,608          4,608          4,571          4,578
  Accrued liabilities and other payables           688            688            603            603            603            478
  Current portion of long term debt            326,388        326,388        153,508        132,705        132,705        132,705
                                             ---------      ---------      ---------      ---------      ---------      ---------
                                               332,755        332,693        158,719        137,916        137,879        137,761

LONG  TERM  DEBT                                    --             --             --             --             --             --

DEFERRED  INCOME  TAXES                             --             --             --             --             --             --

                                             ---------      ---------      ---------      ---------      ---------      ---------
                                               341,643        342,751        170,430        143,863        141,412        139,128
                                             ---------      ---------      ---------      ---------      ---------      ---------

COMMITMENTS AND
  CONTINGENCIES                                    450            450             --             --             --             --

OTHER LONG TERM ACCRUED DERIVATIVES                397            397             --             --             --             --

SHAREHOLDERS'  EQUITY
  Prepetition owners' equity                    13,771         13,771         13,771         13,771         13,771         13,771
  Postpetition owners' equity(a)                  (738)          (673)      (116,877)      (117,572)      (117,670)      (116,138)

                                             ---------      ---------      ---------      ---------      ---------      ---------
  Total Shareholders' Equity                    13,033         13,098       (103,106)      (103,801)      (103,899)      (102,367)
                                             ---------      ---------      ---------      ---------      ---------      ---------

                                             $ 355,523      $ 356,696      $  67,324      $  40,062      $  37,513      $  36,761
                                             =========      =========      =========      =========      =========      =========


(a) Postpetition owners' equity represents earnings subsequent to January 2002 , excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.




COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS(IN 000'S)                     PAGE 1 OF 2
NOVEMBER 30, 2002



                                             JAN 02(a)         FEB 02         MAR 02         APR 02         MAY 02       JUNE 02
                                             ---------      ---------      ---------      ---------      ---------      ---------
PRODUCTION/PRICES
  Oil (Bbls/day)                                 9,103          9,348          9,115          9,052          9,638          9,210
  Gas (Mcf/day)                                  4,085          4,375          3,986          4,157          3,924          4,013
  BOE/day *                                      9,783         10,077          9,779          9,745         10,292          9,879
  Average Oil Price                          $   14.93      $   16.01      $   19.72      $   21.68      $   22.30      $   20.90
  Average Gas Price                          $    2.65      $    2.06      $    2.48      $    3.22      $    3.27      $    3.26
  Average BOE Price                          $   15.00      $   15.74      $   19.39      $   21.51      $   22.13      $   20.81

OPERATING REVENUES
  Oil and gas production                     $   4,549      $   4,442      $   5,877      $   6,290      $   7,058      $   6,168
                                             ---------      ---------      ---------      ---------      ---------      ---------
  Total operating revenues                       4,549          4,442          5,877          6,290          7,058          6,168
                                             ---------      ---------      ---------      ---------      ---------      ---------
OPERATING EXPENSES
  Oil and gas production                         2,187          2,063          2,097          2,022          2,149          2,045
  Taxes on oil & gas production                    278            263            348            373            415            359
  General & administrative                         643            490            227            256            304            258
  Depletion & depreciation                       1,519          1,455          1,539          1,484          1,617          1,505
  Allowance for bad debt                            --             --             --             --             --             --
  (Gain)Loss on derivatives                       (251)       (10,257)        13,446             11            106           (253)
                                             ---------      ---------      ---------      ---------      ---------      ---------
  Total operating expenses                       4,376         (5,986)        17,657          4,146          4,591          3,914
                                             ---------      ---------      ---------      ---------      ---------      ---------
OPERATING INCOME                                   173         10,428        (11,780)         2,144          2,467          2,254

OTHER INCOME & EXPENSES
  Equity in income from subsidiaries                --            200             --             --             --             (4)
  Interest and other income                         17              3             --             12             (7)             0
  Interest expense                              (2,713)        (1,333)        (1,186)        (1,260)        (1,355)        (1,393)
  Standby loan prepayment fee                       --        (29,344)        29,344             --             --             --
  Reorganization costs                             (33)          (114)       (53,309)          (490)          (166)          (417)
  Litigation Settlement                             --             --             --             --             --          2,832
  Loss on sale of property and equipment            --             --             --             --             --             --
                                             ---------      ---------      ---------      ---------      ---------      ---------
                                                (2,729)       (30,588)       (25,151)        (1,738)        (1,528)         1,018
                                             ---------      ---------      ---------      ---------      ---------      ---------

EARNINGS (LOSS) BEFORE TAXES
  AND EXTRAORDINARY ITEMS                       (2,556)       (20,160)       (36,931)           406            939          3,272
                                             ---------      ---------      ---------      ---------      ---------      ---------
INCOME TAX EXPENSE (BENEFIT)
  Current                                           --             --             --             --             --             --
  Deferred                                          --             --             --             --             --             --
                                             ---------      ---------      ---------      ---------      ---------      ---------
                                                     0              0              0              0              0              0
                                             ---------      ---------      ---------      ---------      ---------      ---------
EARNINGS (LOSS)                                 (2,556)       (20,160)       (36,931)           406            939          3,272
                                             ---------      ---------      ---------      ---------      ---------      ---------
EXTRAORDINARY ITEMS
  Gain on extinguishment on indebtedness            --             --             --             --             --             --
                                             ---------      ---------      ---------      ---------      ---------      ---------
NET EARNINGS (LOSS)                          $  (2,556)     $ (20,160)     $ (36,931)     $     406      $     939      $   3,272
                                             =========      =========      =========      =========      =========      =========
BASIC EARNINGS PER SHARE**                   $   (0.14)     $   (1.08)     $   (1.97)     $    0.02      $    0.05      $    0.17

CASH FLOW FROM OPERATIONS                    $     846      $     561      $     498      $   1,910      $   2,551      $   4,511

CASH FLOW PER SHARE**                        $    0.05      $    0.03      $    0.03      $    0.10      $    0.14      $    0.24

(a)    January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

 * BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

**     Common shares                            18,714         18,714         18,714         18,714         18,714         18,714

                                                                                                                       YEAR-TO-DATE
                                            JULY 02        AUG 02            SEP 02         OCT 02         NOV 02        11/30/02
                                           ---------      ---------         ---------      ---------      ---------    ------------
PRODUCTION/PRICES
  Oil (Bbls/day)                               9,005          8,810                 0              0              0          9,161
  Gas (Mcf/day)                                3,487          3,370                 0              0              0          3,922
  BOE/day *                                    9,587          9,372                 0              0              0          9,815
  Average Oil Price                        $   22.24      $   23.55         $    0.00      $    0.00      $    0.00      $   20.17
  Average Gas Price                        $    3.17      $    3.03         $    0.00      $    0.00      $    0.00      $    2.88
  Average BOE Price                        $   22.04      $   23.23         $    0.00      $    0.00      $    0.00      $   19.98

OPERATING REVENUES
  Oil and gas production                   $   6,550      $   6,314                --             --             --      $  47,248
                                           ---------      ---------         ---------      ---------      ---------    ------------
  Total operating revenues                     6,550          6,314                --             --             --         47,248
                                           ---------      ---------         ---------      ---------      ---------    ------------

OPERATING EXPENSES
  Oil and gas production                       2,141          2,088                --             --             --         16,792
  Taxes on oil & gas production                  395            328                --             --             --          2,759
  General & administrative                       265            269               399            220            171          3,502
  Depletion & depreciation                     1,509          1,386                30             32             --         12,076
  Allowance for bad debt                          --             94                --             --             --             94
  (Gain)Loss on derivatives                      105            241                --             --             --          3,148
                                           ---------      ---------         ---------      ---------      ---------    ------------
  Total operating expenses                     4,415          4,406               429            252            171         38,371
                                           ---------      ---------         ---------      ---------      ---------    ------------
OPERATING INCOME                               2,135          1,908              (429)          (252)          (171)         8,877

OTHER INCOME & EXPENSES
  Equity in income from subsidiaries              --             --                (1)            --             --            195
  Interest and other income                       --              1                 3              3             --             32
  Interest expense                            (1,440)        (1,315)              (59)            --          1,660        (10,394)
  Standby loan prepayment fee                     --             --                --             --             --              0
  Reorganization costs                          (630)        (3,907)(b)          (130)           150            323        (58,723)
  Litigation Settlement                           --             --                --             --             --          2,832
  Loss on sale of property and equipment          --       (111,659)              (79)             1           (280)      (112,017)
                                           ---------      ---------         ---------      ---------      ---------    ------------
                                              (2,070)      (116,880)             (266)           154          1,703       (178,075)
                                           ---------      ---------         ---------      ---------      ---------    ------------

EARNINGS (LOSS) BEFORE TAXES
  AND EXTRAORDINARY ITEMS                         65       (114,972)             (695)           (98)         1,532       (169,198)
                                           ---------      ---------         ---------      ---------      ---------    ------------
INCOME TAX EXPENSE (BENEFIT)
  Current                                         --             --                --             --             --              0
  Deferred                                        --             --                --             --             --              0
                                           ---------      ---------         ---------      ---------      ---------    ------------
                                                   0              0                 0              0              0              0
                                           ---------      ---------         ---------      ---------      ---------      ---------
EARNINGS (LOSS)                                   65       (114,972)             (695)           (98)         1,532       (169,198)
                                           ---------      ---------         ---------      ---------      ---------      ---------
EXTRAORDINARY ITEMS
  Gain on extinguishment on indebtedness          --             --                --             --             --             --
                                           ---------      ---------         ---------      ---------      ---------      ---------
NET EARNINGS (LOSS)                        $      65      $(114,972)        $    (695)     $     (98)     $   1,532      $(169,198)
                                           =========      =========         =========      =========      =========      =========
BASIC EARNINGS PER SHARE**                 $    0.00      $   (6.14)        $   (0.04)     $   (0.01)     $    0.08      $   (9.04)

CASH FLOW FROM OPERATIONS                  $   1,568      $  (2,435)        $    (590)     $     (64)     $   1,813      $  11,169

CASH FLOW PER SHARE**                      $    0.08      $   (0.13)        $   (0.03)     $   (0.00)     $    0.10      $    0.60

(a)    January 2002 is a prepetition period

(b) August 2002 reorganization expense includes employee and officer severance payments of approximately $4.0 million.

* BOE means barrel of oil equivalent, assuming a ratio of 6 mcf to one barrel

**      Common shares                         18,714         18,714            18,714         18,714         18,714         18,714


COHO ENERGY CASE NO. 02-31189-HCA-11                                      PAGE 1

COHO ENERGY, INC. (CONSOLIDATED)                        MONTHLY OPERATING REPORT
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY                ACCRUAL BASIS -2
NOVEMBER 30, 2002                                       PAGE 2 OF 2


                                           FEBRUARY      MARCH          APRIL         MAY            JUNE
Salaries                           (a)     $    420      $    424      $    415      $    416       $    422
Employee Benefits                  (b)          226           157           107           153            203
Employee Related Costs             (c)          (19)            9            (5)           (2)            (6)
Office Related Costs               (d)           98           101           104            95             93
Outside Services                   (e)          218           (25)           55            94             41
Miscellaneous                      (f)           (0)           19            24            20             21
Insurance - general                              35            35            35            35             35
Data Processing                                  10             5            12             3              1
Acquisition Costs                  (g)           12            12             0             0              0
Corporate Costs                    (h)            4             6            49            12              5
                                           --------      --------      --------      --------       --------
Total Costs                                   1,004           742           795           825            817
Overhead Allocations               (i)         (236)         (231)         (247)         (241)          (248)
G&A Recoveries                     (j)         (605)         (611)         (612)         (603)          (635)
Reclass recoveries to LOE          (k)          327           326           320           323            325
                                           --------      --------      --------      --------       --------
Net G&A Expense                                 490           227           256           304            258

Reorganization Costs                            114        53,309           490           166            417
                                           --------      --------      --------      --------       --------

Total G&A Related Costs                    $    604      $ 53,536      $    747      $    470       $    676
                                           ========      ========      ========      ========       ========




                                    JULY          AUGUST       SEPTEMBER     OCTOBER      NOVEMBER
Salaries                           $    422      $    448      $    118     $     64      $     60
Employee Benefits                       152           173            57           24            20
Employee Related Costs                   12           (12)            2            0             0
Office Related Costs                     99            91            72           72            23
Outside Services                         81            56           106           (4)           25
Miscellaneous                            16           110             3           33            19
Insurance - general                      22            22            32           26            21
Data Processing                           3             1             1            3             0
Acquisition Costs                         0             0             0            0             0
Corporate Costs                           6             1             8            2             3
                                   --------      --------      --------     --------      --------
Total Costs                             812           889           399          220           171
Overhead Allocations                   (245)         (237)            0            0             0
G&A Recoveries                         (634)         (622)            0            0             0
Reclass recoveries to LOE               332           333             0            0             0
                                   --------      --------      --------     --------      --------
Net G&A Expense                         265           363           399          220           171

Reorganization Costs                    630         3,907           130         (150)         (323)
                                   --------      --------      --------     --------      --------

Total G&A Related Costs            $    895      $  4,270      $    529     $     70      ($   152)
                                   ========      ========      ========     ========      ========


                      Expenses included in the categories are as follows:

                      (a)  Salaries

                      (b)  Employee benefits and payroll taxes

                      (c) Conventions, seminars, travel, entertainment, relocation, and automobiles.

                      (d) Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.

                      (e) Accounting, legal and consulting fees and temporary services.

                      (f) Fees, licenses, bank charges, franchise taxes, property taxes and misc write-offs.

                      (g) Consulting fees and other incremental costs related to acquisition reviews.

                      (h) Director fees and travel expenses, listing fees and shareholder mailings.

                      (i) Primarily salaries & employee costs charged through JIBs to LOE for capital work.

                      (j)  COPAS billings to wells

                      (k) Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.



COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                               MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                                ACCRUAL BASIS - 3
NOVEMBER 30, 2002




                                                     JAN(a)         FEB          MARCH        APRIL            MAY        JUNE
                                                  ---------      ---------      ---------    ---------      ---------   ---------
CASH FLOWS FROM OPERATIONS

  Net earnings (loss)                             $  (2,556)     $ (20,160)     $ (36,931)   $     406      $     939   $   3,272
                                                  ---------      ---------      ---------    ---------      ---------   ---------
  Adjustments to reconcile net earnings (loss)
   to net cash provided by operating activities:
     Equity in loss of subsidiaries                      --           (200)            --           --             --           4
     Depletion and depreciation                       1,519          1,455          1,539        1,484          1,617       1,505
     Sale of property and equipment                      --             --             --           --             --          --
     Standby loan interest                            1,330            224             --           26             --          --
     Standby loan prepayment fee                         --         29,344             --           --             --          --
     Gain on standby loan embedded derivative            --        (10,232)            --           --             --          --
     Write off of debt issuance costs                    --             --         22,583           --             --          --
     Write off of debt discount                          --             --         10,744           --             --          --
     Loss on derivatives                                 --             --          2,525           --             --        (266)
     Other items                                        553            130             37           (5)            (5)         (4)

                                                  ---------      ---------      ---------    ---------      ---------   ---------
  Cash Flow from Opers before W/C Changes               846            561            497        1,911          2,551       4,511

  Changes in operating assets and liabilities:
     Accounts receivable and other assets               295            317           (844)        (560)          (892)     (2,323)
     Cash in escrow                                      --             --             --           (1)            --          --
     Accounts payable, principally trade               (619)         1,229          1,070          212           (151)      1,210
     Accounts pay and other accr liabs                   --          1,137          1,048         (329)          (169)        (66)
     Accrued interest                                    --         (1,486)           353          320            (76)        318


                                                  ---------      ---------      ---------    ---------      ---------   ---------
Net cash provided (used) by operating activities        522          1,758          2,124        1,553          1,263       3,650

                                                  ---------      ---------      ---------    ---------      ---------   ---------


CASH FLOWS FROM INVESTING
  Property and equipment                               (974)          (759)          (673)      (1,056)        (1,084)     (1,031)
  Changes in accts pay and accrued liabilities
     related to exploration and development              98           (304)           181          317            209        (243)
  Advances to unconsolidated subsidiaries                --            (13)            --            1              1          --

                                                  ---------      ---------      ---------    ---------      ---------   ---------
Net cash provided (used) by investing activities       (876)        (1,076)          (492)        (738)          (874)     (1,274)
                                                  ---------      ---------      ---------    ---------      ---------   ---------

CASH FLOWS FROM FINANCING
  Proceeds from sale of property and equipment           --             --             --           --             --          --
  Repayment of long term debt                        (1,057)            --             --         (224)            --      (1,094)
  Debt issuance costs                                    --             --             --           --             --          --
  Debt extinguishment costs                              --             --             --           --             --          --

                                                  ---------      ---------      ---------    ---------      ---------   ---------
Net cash provided (used) by financing activities     (1,057)             0              0         (224)             0      (1,094)

                                                  ---------      ---------      ---------    ---------      ---------   ---------


NET INCREASE (DECREASE) IN CASH                      (1,411)           682          1,632          591            389       1,282

CASH AND CASH EQUIVS-BEGINNING                        9,752          8,341          9,023       10,655         11,246      11,635

                                                  ---------      ---------      ---------    ---------      ---------   ---------

CASH AND CASH EQUIVS-ENDING                       $   8,341      $   9,023      $  10,655    $  11,246      $  11,635   $  12,917
                                                  =========      =========      =========    =========      =========   =========



                                                       JULY         AUGUST       SEPT           OCT         NOV           YTD
                                                     ---------    ---------    ---------     ---------    ---------    ---------
CASH FLOWS FROM OPERATIONS
  Net earnings (loss)                                $      65    $(114,972)   $    (695)    $     (98)   $   1,532    $(169,198)

  Adjustments to reconcile net earnings (loss)
   to net cash provided by operating activities:
     Equity in loss of subsidiaries                         --           --            1            --           --    ($    195)
     Depletion and depreciation                          1,509        1,386           30            32           --    $  12,076
     Sale of property and equipment                         --      111,159           79            (1)         280    $ 111,517
     Standby loan interest                                  --           --           --            --           --    $   1,580
     Standby loan prepayment fee                            --           --           --            --           --    $  29,344
     Gain on standby loan embedded derivative               --           --           --            --           --    ($ 10,232)
     Write off of debt issuance costs                       --           --           --            --           --    $  22,583
     Write off of debt discount                             --           --           --            --           --    $  10,744
     Loss on derivatives                                    --           --           --            --           --    $   2,259
     Other items                                            (6)          (8)          (5)            3            2    $     692

                                                     ---------    ---------    ---------     ---------    ---------    ---------
  Cash Flow from Opers before W/C Changes                1,568       (2,435)        (590)          (64)       1,814       11,170

  Changes in operating assets and liabilities:
     Accounts receivable and other assets                 (691)         664          308           141          126       (3,459)
     Cash in escrow                                         --      (48,951)      20,837         1,849           --      (26,266)
     Accounts payable, principally trade                    39       (1,373)         (55)         (393)         (71)       1,098
     Accounts pay and other accr liabs                    (105)       4,013       (4,747)       (2,061)        (609)      (1,888)
     Accrued interest                                    1,439          205       (1,037)           --       (1,606)      (1,570)


                                                     ---------    ---------    ---------     ---------    ---------    ---------
Net cash provided (used) by operating activities         2,250      (47,877)      14,716          (528)        (346)     (20,915)

                                                     ---------    ---------    ---------     ---------    ---------    ---------


CASH FLOWS FROM INVESTING
  Property and equipment                                  (907)        (708)          --            (2)          (5)      (7,199)
  Changes in accts pay and accrued liabilities
     related to exploration and development               (259)        (206)          --            --           --         (207)
  Advances to unconsolidated subsidiaries                   --           (2)          (1)           (1)          --          (15)

                                                     ---------    ---------    ---------     ---------    ---------    ---------
Net cash provided (used) by investing activities        (1,166)        (916)          (1)           (3)          (5)      (7,421)
                                                     ---------    ---------    ---------     ---------    ---------    ---------

CASH FLOWS FROM FINANCING
  Proceeds from sale of property and equipment              --      221,351           --            --          103      221,454
  Repayment of long term debt                               --     (172,880)     (20,802)           --           --     (196,057)
  Debt issuance costs                                       --           --           --            --           --            0
  Debt extinguishment costs                                 --           --           --            --           --            0

                                                     ---------    ---------    ---------     ---------    ---------    ---------
Net cash provided (used) by financing activities             0       48,471      (20,802)            0          103       25,397

                                                     ---------    ---------    ---------     ---------    ---------    ---------


NET INCREASE (DECREASE) IN CASH                          1,084         (322)      (6,087)         (531)        (248)      (2,939)

CASH AND CASH EQUIVS-BEGINNING                          12,917       14,001       13,679         7,592        7,061        9,752

                                                     ---------    ---------    ---------     ---------    ---------    ---------

CASH AND CASH EQUIVS-ENDING                          $  14,001    $  13,679    $   7,592     $   7,061    $   6,813    $   6,813
                                                     =========    =========    =========     =========    =========    =========


(a)    JANUARY 2002 IS A PREPETITION PERIOD

   COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                               PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS



                                 SOFA        FEB 02    MARCH 02    APRIL 02      MAY 02
                               --------    --------    --------    --------    --------
JIB RECEIVABLES
 0 - 30 days                   $  1,101    $    956    $    525    $  1,089    $    642
 31 - 60 days                        79          80         589          (3)        643
 61 - 90 days                        29          39          43         214          (0)
 Over 90 days                       951         936         853         831         836
                               --------    --------    --------    --------    --------
Total Accounts Receivable      $  2,161    $  2,011    $  2,010    $  2,132    $  2,121
                               ========    ========    ========    ========    ========

SUMMARY OF RECEIVABLES
Accrued revenue                $  5,428    $  5,465    $  6,533    $  6,873    $  7,826
JIB receivables                   2,161       2,011       2,010       2,132       2,121
Employee/officer receivables          1           1           1           2           0
Other receivables                   375         224          61         264         262
                               --------    --------    --------    --------    --------
Total receivables                 7,965       7,701       8,605       9,271      10,208
Allowance for doubtful accts       (470)       (470)       (470)       (470)       (470)
                               --------    --------    --------    --------    --------
Receivables net of allowance   $  7,495    $  7,231    $  8,135    $  8,801    $  9,738
                               ========    ========    ========    ========    ========


                                JUNE 02     JULY 02      AUG 02     SEPT 02      OCT 02      NOV 02
                               --------    --------    --------    --------    --------    --------
JIB RECEIVABLES
 0 - 30 days                   $  1,181    $  1,593    $    101    $      0    $      0    $      0
 31 - 60 days                        25         147         (22)         30           0           0
 61 - 90 days                       245           1         245           0           2           0
 Over 90 days                       790         872         412         423         338         283
                               --------    --------    --------    --------    --------    --------
Total Accounts Receivable      $  2,242    $  2,613    $    736    $    453    $    340    $    283
                               ========    ========    ========    ========    ========    ========

SUMMARY OF RECEIVABLES
Accrued revenue                $  7,231    $  7,288    $    268    $    222    $    216    $    171
JIB receivables                   2,242       2,613         736         453         340         283
Employee/officer receivables          4           0          (1)         (1)         (1)         (1)
Other receivables                 3,101       3,112       3,135       3,125       3,065       3,064
                               --------    --------    --------    --------    --------    --------
Total receivables                12,578      13,014       4,138       3,799       3,620       3,517
Allowance for doubtful accts       (470)       (470)       (289)       (305)       (247)       (249)
                               --------    --------    --------    --------    --------    --------
Receivables net of allowance   $ 12,108    $ 12,544    $  3,849    $  3,494    $  3,373    $  3,268
                               ========    ========    ========    ========    ========    ========

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                               PAGE 2 OF 2

ACCOUNTS PAYABLE ANALYSIS



                                        Feb 02         March          April          May            June
ACCOUNTS PAYABLE
 0 - 30 days                          $     232      $     431      $     519      $     300      $   1,439
 31 - 60 days                                 0             21             23              5              5
Over 60 days                                  0              0              7             30             30
                                      ---------      ---------      ---------      ---------      ---------
                                            232            453            550            334          1,475
Prepetition                               2,618          3,700          3,744          3,728          3,667
                                      ---------      ---------      ---------      ---------      ---------
Total Accounts Payable                $   2,851      $   4,152      $   4,294      $   4,063      $   5,142
                                      =========      =========      =========      =========      =========

INCOMETAXES PAYABLE
PREPETITION
Federal income                        $       0      $       0      $       0      $       0      $       0
State income                                  0              0              0              0              0
                                      ---------      ---------      ---------      ---------      ---------
Total Taxes Payable                   $       0      $       0      $       0      $       0      $       0
                                      =========      =========      =========      =========      =========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                      $     681      $   1,034      $   1,354      $   1,278      $   1,596
                                      ---------      ---------      ---------      ---------      ---------
                                      $     681      $   1,034      $   1,354      $   1,278      $   1,596
                                      ---------      ---------      ---------      ---------      ---------

Accounts payable                      $     232      $     453      $     550      $     334      $   1,475
Miscellaneous payables                        0              3              2              2             (1)
Revenues payable                            252            269            322            406            599
A/P sales & use tax                           1              3              0              1              2
                                      ---------      ---------      ---------      ---------      ---------
A/P Trade                             $     485      $     728      $     874      $     744      $   2,075
                                      ---------      ---------      ---------      ---------      ---------

Accrued reorganization costs          $     129      $     887      $   1,121      $   1,347      $   1,279
Accrued operating costs                   1,314          1,738          1,708          1,565          1,542
Accrued drilling costs                      556            719          1,140          1,370          1,126
Accrued franchise taxes                      14             30             47             64             80
Accrued environmental                        50             50             50             50             50
Other accrued liabilities                   495          1,236            336            302            305
                                      ---------      ---------      ---------      ---------      ---------
Accrued liabilities and other         $   2,559      $   4,661      $   4,402      $   4,697      $   4,383
                                      ---------      ---------      ---------      ---------      ---------
Accrued unrealized derivatives        $     165      $     506      $     506      $     506      $     834
                                      ---------      ---------      ---------      ---------      ---------
                                      $     165      $     506      $     506      $     506      $     834
                                      ---------      ---------      ---------      ---------      ---------

Total Postpetition                    $   3,890      $   6,929      $   7,136      $   7,225      $   8,888
                                      ---------      ---------      ---------      ---------      ---------

PREPETITITION

Income taxes payable                  $       0      $       0      $       0      $       0      $       0
Accounts payable                          2,618          3,700          3,744          3,728          3,667
Miscellaneous payables                        8              8              8              8              8
Revenues payable                          2,301          2,046          2,068          2,062          2,003
A/P sales & use tax                           1              1              1              1              1
                                      ---------      ---------      ---------      ---------      ---------
A/P Trade                             $   4,928      $   5,755      $   5,821      $   5,800      $   5,679
                                      ---------      ---------      ---------      ---------      ---------

Accrued LA penalties & int            $       0      $       0      $       0      $       0      $       0
Accrued operating costs                     594             33              5              0              0
Accrued drilling costs                      432            125             22              0              0
Accrued franchise taxes                     190            190            190            190            190
Accrued vacation                            105            105            105            105            105
Accrued contract obligations                  0              0              0              0              0
Accrued sale tax due Amoco                    0              0              0              0              0
Accrued environmental costs                 175            175            175            175            175
Other accrued liabilities                    90             80            451            217            218
                                      ---------      ---------      ---------      ---------      ---------
Accrued liabilities and other             1,588            709            949            687            688

                                      ---------      ---------      ---------      ---------      ---------
Total prepetition                         6,516          6,464          6,770          6,487          6,368
                                      ---------      ---------      ---------      ---------      ---------
Total liabilities                     $  10,406      $  13,393      $  13,906      $  13,712      $  15,255
                                      =========      =========      =========      =========      =========


LONG TERM DEBT
  Chase revolving credit facility     $ 195,000      $ 195,000      $ 194,776      $ 194,776      $ 193,682
  Standby loan                        $  82,707      $  93,451      $  93,451      $  93,451      $  93,451
  Standby accrued interest            $   4,984      $   4,984      $   5,010      $   5,010      $   5,010
  Standby prepayment fee              $  29,344      $  29,344      $  29,344      $  29,344      $  29,344
  Derivative liablility               $   1,538      $   1,538      $   1,538      $   1,538      $   1,538
  State tax notes and other           $   3,361      $   3,361      $   3,361      $   3,361      $   3,361
  Reclass to current                  $(316,934)     $(327,679)     $(327,482)     $(327,482)     $(326,388)
                                      ---------      ---------      ---------      ---------      ---------
    Total Long Term Debt              $       0      $       0      $       0      $       0      $       0
                                      =========      =========      =========      =========      =========



                                        July           Aug            Sep            Oct            Nov
ACCOUNTS PAYABLE
 0 - 30 days                          $   1,175      $     191      $     454      $      53      $      10
 31 - 60 days                               102              1              0             55
Over 60 days                                356             37             30             71             91
                                      ---------      ---------      ---------      ---------      ----------
                                          1,633            228            485            179            101
Prepetition                               3,616          3,603          3,603          3,603          3,609
                                      ---------      ---------      ---------      ---------      ----------
Total Accounts Payable                $   5,249      $   3,831      $   4,088      $   3,782      $   3,710
                                      ---------      ---------      ---------      ---------      ----------
INCOMETAXES PAYABLE
PREPETITION
Federal income                        $       0      $       0      $       0      $       0      $       0
State income                                  0              0              0              0              0
                                      ---------      ---------      ---------      ---------      ----------
Total Taxes Payable                   $       0      $       0      $       0      $       0      $       0
                                      =========      =========      =========      =========      =========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                      $   3,035      $   3,240      $   2,203      $   2,203      $     597
                                      ---------      ---------      ---------      ---------      ----------
                                      $   3,035      $   3,240      $   2,203      $   2,203      $     597
                                      ---------      ---------      ---------      ---------      ----------

Accounts payable                      $   1,633      $     228      $     485      $     179      $     101
Miscellaneous payables                       (1)             2              1              1              0
Revenues payable                            543            376             66             17             18
A/P sales & use tax                           1              2              1
                                      ---------      ---------      ---------      ---------      ----------
A/P Trade                             $   2,176      $     608      $     553      $     197      $     119
                                      ---------      ---------      ---------      ---------      ----------

Accrued reorganization costs          $   1,293      $   5,071      $   1,048      $     767      $     274
Accrued operating costs                   1,326
Accrued drilling costs                      868
Accrued franchise taxes                      95            110            110            140            155
Accrued environmental                        50             15             15             15             15
Other accrued liabilities                   381          2,666          2,017            210            207
                                      ---------      ---------      ---------      ---------      ----------
Accrued liabilities and other         $   4,013      $   7,863      $   3,191      $   1,133      $     651
                                      ---------      ---------      ---------      ---------      ----------

Accrued unrealized derivatives        $     834
                                      ---------      ---------      ---------      ---------      ----------
                                      $     834
                                      ---------      ---------      ---------      ---------      ----------

Total Postpetition                    $  10,058      $  11,711      $   5,947      $   3,533      $   1,367
                                      ---------      ---------      ---------      ---------      ----------

PREPETITITION

Income taxes payable                  $       0      $       0      $       0      $       0      $       0
Accounts payable                          3,616          3,603          3,603          3,603          3,609
Miscellaneous payables                        8             (0)
Revenues payable                          1,992          1,003          1,003            967            967
A/P sales & use tax                           1              1              1              1              2
                                      ---------      ---------      ---------      ---------      ----------
A/P Trade                             $   5,617      $   4,608      $   4,608      $   4,571      $   4,578
                                      ---------      ---------      ---------      ---------      ----------

Accrued LA penalties & int            $       0      $       0      $       0      $       0      $       0
Accrued operating costs                       0              0              0              0              0
Accrued drilling costs                        0              0              0              0              0
Accrued franchise taxes                     190            190            190            190            190
Accrued vacation                            105
Accrued contract obligations                  0              0              0              0              0
Accrued sale tax due Amoco                    0              0              0              0              0
Accrued environmental costs                 175            175            175            175             175
Other accrued liabilities                   218            238            238            238             113
                                      ---------      ---------      ---------      ---------      ----------
Accrued liabilities and other               688            603            603            603             478

                                      ---------      ---------      ---------      ---------      ----------
Total prepetition                         6,305          5,211          5,211          5,174           5,056
                                      ---------      ---------      ---------      ---------      ----------
Total liabilities                     $  16,363      $  16,922      $  11,158      $   8,707      $    6,423
                                      =========      =========      =========      =========      ==========
LONG TERM DEBT
  Chase revolving credit facility     $ 193,682      $  20,802      $       0      $       0      $        0
  Standby loan                        $  93,451      $  93,451      $  93,451      $  93,451      $   93,451
  Standby accrued interest            $   5,010      $   5,010      $   5,010      $   5,010      $    5,010
  Standby prepayment fee              $  29,344      $  29,344      $  29,344      $  29,344      $   29,344
  Derivative liablility               $   1,538      $   1,538      $   1,538      $   1,538      $    1,538
  State tax notes and other           $   3,361      $   3,361      $   3,361      $   3,361      $    3,361
  Reclass to current                  $(326,388)     $(153,508)     $(132,705)     $(132,705)     $ (132,705)
                                      ---------      ---------      ---------      ---------      ----------
    Total Long Term Debt              $       0      $       0      $       0      $       0      $        0
                                      =========      =========      =========      =========      ==========




COHO ENERGY CASE NO. 02-31189-HCA-11